UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
 Securities Exchange Act of 1934
May 29, 2014
 Date of report (Date of earliest event reported)
Panther Biotechnology, Inc.
 (Exact name of registrant as specified in its charter)
Nevada	005-87626	33-1221758
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

1603 Orrington Avenue, Suite 600 Evanston, Illinois, 60201
(Address of Principal Executive Offices)

NEF Enterprises, Inc.
(Previous name, if changed since last report)

13809 SW 21st Terrace, Miami, FL
 (Previous Address of Principal Executive Offices)

Registrant's telephone number, including area code: (847) 563-2349
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
o  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
o  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
o  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 (17 CFR 240.14d-2(b)).
o  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
 (17 CFR 240.13e-4(c)).

Section 5 – Corporate Governance and Management
Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
(a)  On May 29, 2014, shareholders representing 82.3% of the outstanding common shares of the Company gave written consent to amend the Articles of Incorporation to change the name of the Company from NEF Enterprises, Inc. to Panther Biotechnology, Inc.  The amendment took effect on May 29, 2014.
 Item 9.01 - Financial Statements and Exhibits

a.	None
b.	Exhibits

NUMBER	EXHIBIT

3.1	Certificate of Amendment of Articles of Incorporation dated May 29, 2014

SIGNATURES
PANTHER BIOTECHNOLOGY, INC.
Dated: June 11, 2014
By: /s/ Rich Rainey
Rich Rainey, President

Exhibit: Item 601(b)(3)(i) – Text of the amendment to the Articles of Incorporation.